UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2007

(Date of earliest event reported)

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-09225

Minnesota	41-0268370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2007, H.B. Fuller Company (the “Company”) announced that Stephen J. Large, Group President, General Manager, of the Company’s Full-Valu/Specialty segment, and Edwin J. Snyder, Vice President and Chief Process Improvement Officer, resigned as executive officers of the Company effective February 28, 2007.

On February 28, 2007, each of Mr. Large and Mr. Snyder entered into Separation Agreements with the Company (the “Large Separation Agreement” and the “Snyder Separation Agreement”, respectively).

Under the Large Separation Agreement, Mr. Large will be entitled to receive the following: (a) a separation payment of $270,254; (b) the payment of the cost of his COBRA benefits through October 2007; and (c) benefits under the Company’s financial counseling program during the remainder of 2007. Mr. Large will be obligated to comply with the confidentiality, non-competition and employee non-solicitation covenants contained in the Separation Agreement.

Under the Snyder Separation Agreement, Mr. Snyder will be entitled to receive the following: (a) a separation payment of $94,111; (b) the payment of the cost of his COBRA benefits through August 2007; (c) benefits under the Company’s Mayo Clinic executive health program for 2007, (d) benefits under the Company’s financial counseling program during the remainder of 2007, and (e) outplacement services. In addition, Mr. Snyder will remain as an inactive employee of the Company with salary and benefits through May 16, 2007. Mr. Snyder will be obligated to comply with the confidentiality, non-competition and employee non-solicitation covenants contained in the Separation Agreement.

The foregoing summary of the terms of the Large Separation Agreement and the Snyder Separation Agreement is qualified in its entirety by reference to the full text of the Large Separation Agreement and the Snyder Separation Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1     Separation Agreement dated February 28, 2007 between the Company and Stephen J. Large.

10.2     Separation Agreement dated February 28, 2007 between the Company and Edwin J. Snyder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel and Corporate Secretary

Date: March 2, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement dated February 28, 2007 between the Company and Stephen J. Large.

10.2	Separation Agreement dated February 28, 2007 between the Company and Edwin J. Snyder.